FOR IMMEDIATE RELEASE

CONTACT:           STEVEN KESSLER
CHIEF FINANCIAL OFFICER
RESOURCE AMERICA, INC.
ONE CRESCENT DRIVE, SUITE 203
PHILADELPHIA, PA 19112
215/546-5005, 215/546-4785 (fax)

RESOURCE AMERICA, INC.
REPORTS OPERATING RESULTS
FOR THE SECOND FISCAL QUARTER ENDED MARCH 31, 2008

Philadelphia, PA, May 8, 2008 - Resource America, Inc. (Nasdaq: REXI) (the "Company") reported adjusted income from continuing operations, a non-GAAP measure, of $4.5 million, or $0.24 per common share-diluted and $9.4 million, or $0.50 per common share-diluted for the second fiscal quarter and six months ended March 31, 2008, respectively, as compared to $5.9 million, or $0.31 per common share-diluted and $10.5 million, or $0.55 per common share-diluted for the second fiscal quarter and six months ended March 31, 2007, respectively.  A reconciliation of the Company’s reported income (loss) from continuing operations to adjusted income from continuing operations, a non-GAAP measure, is included as Schedule I to this release.

For the second fiscal quarter ended March 31, 2008, the Company reported revenues of $50.4 million, operating income of $20.3 million, and income from continuing operations and net income of $2.0 million, or $0.11 per common share-diluted, as compared to revenues of $32.4 million, operating income of $15.7 million, income from continuing operations of $5.9 million, or $0.31 per common share-diluted and net income of $5.8 million, or $0.31 per common share-diluted for the second fiscal quarter ended March 31, 2007.

For the six months ended March 31, 2008, the Company reported revenues of $94.4 million, operating income of $35.6 million, a loss from continuing operations and a net loss of $9.0 million, or ($0.51) per common share-diluted, as compared to revenues of $56.7 million, operating income of $25.3 million, income from continuing operations of $10.5 million, or $0.55 per common share-diluted and net income of $10.4 million, or $0.55 per common share-diluted for the six months ended March 31, 2007.

Net loss from continuing operations and net loss for the six months ended March 31, 2008 includes an $11.4 million loss, net of tax, incurred during the quarter ended December 31, 2007 in connection with the Company’s decision to terminate its two remaining outstanding financial fund management warehouse credit facilities in the United States and Europe.  The Company has now eliminated its exposure to these facilities and has satisfied the guarantees in their entirety.  The Company’s March 31, 2008 balance sheet reflects the removal of the assets and the associated liabilities of these facilities.

Jonathan Cohen, President and CEO of the Company, commented, “We are pleased with the continued growth of LEAF Financial and Resource Real Estate, which have benefitted from robust fundraising, new joint ventures and fresh institutional partners. We are now raising our third bank private equity fund to capitalize on opportunities in that space and are launching a CMBS focused real estate fund. We continue to manage the complexities of our Resource Financial Fund Management investments - $14 billion of assets which we manage under long-term contracts. We anticipate further opportunities to sell non-core assets to reduce or eliminate our corporate debt by the end of this fiscal year. Our cost structures globally are being adjusted to reflect the changes in business environment and we expect to see significant cost savings in our fiscal 2009 that begins October 1, 2008.  We will also be able to expand our operations as opportunities arise.  Overall, we are energized by the opportunities presented to us in this changing marketplace and are taking advantage of them and will continue to.”

On April 22, 2008, our subsidiary LEAF Financial Corporation (“LEAF”) completed the transfer of a portfolio of leases and loans that were acquired in the NetBank acquisition by the sale to LEAF Equipment Leasing Income Fund III, L.P., (“LEAF Fund III”) of LEAF’s remaining 51% membership interest in the special purpose entity that owns the portfolio.  LEAF had previously transferred a 49% membership interest in this special purpose entity to LEAF Fund III on January 31, 2008. This entity that owns the portfolio, which is wholly-owned by LEAF Fund III as a result of these sales, remains the borrower on the Morgan Stanley bridge financing. Accordingly, a total of $323.0 million of commercial finance assets were transferred by LEAF to LEAF Fund III together with $315.0 million of related debt financing.

As of March 31, 2008, the Company had, on a consolidated basis, total borrowings outstanding of $884.1 million.  After adjusting for the April 22, 2008 transfer of $315.2 million of non-recourse bridge loans at LEAF that financed its acquisition of the NetBank leasing portfolio to LEAF Fund III, the borrowings outstanding will be $568.9 million, including $213.1 million of net liabilities consolidated under FIN 46-R as to which the Company has no recourse; $269.0 million of non-recourse revolving credit facilities at LEAF; $70.0 million of corporate level secured revolving debt; and $16.8 million of other debt, which is principally mortgage debt secured by properties owned by the Company’s subsidiaries.

Assets Under Management

Assets under management increased $3.0 billion, or 21%, to $17.7 billion at March 31, 2008 from $14.7 billion at March 31, 2007.

The following table details the Company’s assets under management by operating segment:

At March 31,
	2008	2007
Financial fund management	$ 14.3 billion	$ 12.7 billion
Commercial finance	1.7 billion	0.7 billion
Real estate	1.7 billion	1.3 billion
	$ 17.7 billion	$ 14.7 billion

A description of how the Company calculates assets under management is set forth in Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007.

Book Value

As of March 31, 2008, the Company’s GAAP book value per common share was $8.91 per share.  Total stockholders’ equity was $156.1 million as of March 31, 2008 as compared to $185.3 million as of September 30, 2007.  Total common shares outstanding were 17,525,420 as of March 31, 2008 as compared to 17,417,307 as of September 30, 2007.

Adjusted book value per common share outstanding, a non-GAAP measure, was $9.33.  Adjusted book value is computed by adding back to GAAP book value the unrealized loss on swap transactions associated with the NetBank portfolio that were transferred to LEAF III on April 22, 2008 and by adjusting the unrealized loss related to the Company’s investment in Resource Capital Corp. (NYSE: RSO) utilizing the closing price of May 7, 2008.  A reconciliation of the Company’s reported book value to adjusted book value, a non-GAAP measure, is included as Schedule III to this release.

Resource America, Inc. is a specialized asset management company that uses industry specific expertise to generate and administer investment opportunities for its own account and for outside investors in the commercial finance, real estate and financial fund management sectors.

For more information, please visit our website at www.resourceamerica.com or contact investor relations at pkamdar@resourceamerica.com.

Highlights for the Second Fiscal Quarter Ended March 31, 2008 and Recent Developments

®
On April 25, 2008 LEAF announced that it had successfully completed the public offering of its third public investment partnership, LEAF Fund III, which raised approximately $120.0 million.  LEAF Fund III closed within 14 months, 42% ahead of the original two year projected offering period, and utilized a syndicate of more than 70 broker dealers that participated in the offering. This is LEAF's third fund; the first, Lease Equity Appreciation Fund I LP (“LEAF I”) raised approximately $17.1 million in gross offering proceeds; the second, Lease Equity Appreciation Fund II, L.P. (“LEAF II”) raised approximately $60.0 million in gross offering proceeds.

®
LEAF’s assets under management at March 31, 2008 were $1.7 billion, an increase of $968.1 million (131%) from March 31, 2007.  LEAF increased its commercial finance originations to $168.9 million for the three months ended March 31, 2008, an increase of $39.0 million (30%) from the three months ended March 31, 2007.

®
Resource Real Estate Holdings, Inc. (“Resource Real Estate”), the Company’s real estate asset manager that invests in and manages real estate investment vehicles on behalf of itself and for outside investors and operates the Company’s commercial real estate debt platform, increased its assets under management to $1.7 billion at March 31, 2008, an increase of $435.8 million (35%) from March 31, 2007.  Since October 1, 2007, Resource Real Estate has acquired $72.6 million in real estate assets for its investment vehicles.

®
Resource Real Estate increased its apartment units under management to 15,230 at March 31, 2008, an increase of 3,677 units (32%) from March 31, 2007.  This includes a portfolio of 37 multi-family properties representing approximately 9,400 apartment units managed by Resource Residential, Resource Real Estate’s wholly-owned subsidiary based in Omaha, Nebraska.

®
Resource Real Estate acquired three multi-family residential apartment properties for its fund portfolio with an aggregate acquisition cost of $37.7 million in the second fiscal quarter ended March 31, 2008.

®	The Company’s financial fund management operating segment increased its assets under management at March 31, 2008 to $14.3 billion, an increase of $1.6 billion (13%) from March 31, 2007.

®
The Company’s Board of Directors authorized the payment of a cash dividend to be paid on May 30, 2008 in the amount of $0.07 per share of the Company’s common stock to all holders of record at the close of business on May 16, 2008.

®
Resource Capital Corp. (NYSE: RSO), a real estate investment trust for which the Company is the external manager, announced a dividend distribution of $0.41 per common share for the quarter ended March 31, 2008, unchanged from the quarter ended December 31, 2007 and an increase of $0.02 per common share (5%) from the quarter ended March 31, 2007.

®
The Company generated $35.2 million of cash from operating activities from continuing operations as adjusted during the six months ended March 31, 2008.  A reconciliation of net cash provided by (used in) operating activities of continuing operations to net cash provided by operating activities of continuing operations as adjusted, a non-GAAP measure, is included as Schedule II to this release.

Statements made in this release include forward-looking statements, which involve substantial risks and uncertainties.  The Company’s actual results, performance or achievements could differ materially from those expressed or implied in this release.  For information pertaining to risks relating to these forward-looking statements, reference is made to the section “Risk Factors” contained in Item 1A of the Company’s Annual Report on Form 10-K.

The remainder of this release contains the Company’s unaudited consolidated balance sheets, consolidated statements of operations, consolidated statements of cash flows, reconciliation of GAAP income (loss) from continuing operations to adjusted income from continuing operations, reconciliation of net cash provided by (used in) operating activities of continuing operations to net cash provided by operating activities of continuing operations as adjusted, reconciliation of GAAP stockholders’ equity to adjusted book value, restated consolidated balance sheet as of September 30, 2007, restated consolidated statement of operations for the three months ended March 31, 2007, restated consolidated statement of operations for the six months ended March 31, 2007 and restated consolidated statement of cash flows for the six months ended March 31, 2007.

RESOURCE AMERICA, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)
(unaudited)

	March 31, 2008	September 30, 2007
		(restated)
ASSETS
Cash	$11,591	$14,624
Restricted cash	35,569	19,340
Receivables	3,496	21,255
Receivables from managed entities	30,556	20,177
Loans sold, not settled	−	152,706
Loans held for investment, net	227,677	285,928
Investments in commercial finance, net	620,226	243,391
Investments in real estate, net	49,890	49,041
Investment securities available-for-sale, at fair value	35,874	51,777
Investments in unconsolidated entities	28,939	39,342
Property and equipment, net	15,716	12,286
Deferred income taxes	41,944	29,877
Goodwill	7,969	7,941
Intangible assets, net	4,598	4,774
Other assets	31,139	18,664
Total assets	$1,145,184	$971,123

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accrued expenses and other liabilities	$78,389	$60,546
Payables to managed entities	1,038	1,163
Borrowings	884,100	706,372
Deferred income tax liabilities	11,124	11,124
Minority interests	14,392	6,571
Total liabilities	989,043	785,776

Commitments and contingencies	−	−

Stockholders’ equity:
Preferred stock, $1.00 par value, 1,000,000 shares authorized; none outstanding	-	-
Common stock, $.01 par value, 49,000,000 shares authorized; 27,455,900 and 26,986,975 shares issued, respectively (including nonvested restricted stock of 584,808 and 199,708, respectively)	269	268
Additional paid-in capital	266,870	264,747
Retained earnings	15,730	27,171
Treasury stock, at cost; 9,345,672 and 9,369,960 shares, respectively	(101,805)	(102,014)
ESOP loan receivable	(211)	(223)
Accumulated other comprehensive loss	(24,712)	(4,602)
Total stockholders’ equity	156,141	185,347
	$1,145,184	$971,123

RESOURCE AMERICA, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	March 31,		March 31,
	2008	2007	2008	2007
		(restated)		(restated)
REVENUES
Commercial finance	$32,666	$8,564	$60,631	$15,653
Financial fund management	11,023	16,804	20,645	29,430
Real estate	6,692	7,008	13,164	11,572
	50,381	32,376	94,440	56,655
COSTS AND EXPENSES
Commercial finance	12,233	4,560	21,784	8,191
Financial fund management	6,284	5,401	12,898	9,953
Real estate	5,326	3,195	10,792	6,208
General and administrative	3,757	2,754	7,215	5,543
Provision for credit losses	1,447	−	4,220	45
Depreciation and amortization	989	719	1,955	1,428
	30,036	16,629	58,864	31,368
OPERATING INCOME	20,345	15,747	35,576	25,287

Interest expense	(14,595)	(7,694)	(29,272)	(12,285)
Minority interests	(2,176)	(715)	(3,267)	(1,275)
Other income (expense), net	1,292	1,811	(17,076)	4,339
	(15,479)	(6,598)	(49,615)	(9,221)
Income (loss) from continuing operations before taxes	4,866	9,149	(14,039)	16,066
Provision (benefit) for income taxes	2,886	3,272	(5,054)	5,585
Income (loss) from continuing operations	1,980	5,877	(8,985)	10,481
Income (loss) from discontinued operations, net of tax	3	(37)	(9)	(56)
NET INCOME (LOSS)	$1,983	$5,840	$(8,994)	$10,425

Basic earnings (loss) per common share:
Continuing operations	$0.11	$0.34	$(0.51)	$0.60
Discontinued operations	−	−	−	−
Net income (loss)	$0.11	$0.34	$(0.51)	$0.60
Weighted average shares outstanding	17,504	17,242	17,466	17,267

Diluted earnings (loss) per common share:
Continuing operations	$0.11	$0.31	$(0.51)	$0.55
Discontinued operations	−	−	−	−
Net income (loss)	$0.11	$0.31	$(0.51)	$0.55
Weighted average shares outstanding	18,576	19,027	17,466	19,074

Dividends declared per common share	$0.07	$0.07	$0.14	$0.13

RESOURCE AMERICA, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Six Months Ended March 31,
	2008	2007
		(restated)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(8,994)	$10,425
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities, net of acquisitions:
Impairment charge on collateralized debt obligation investments	1,149	−
Depreciation and amortization	2,509	1,721
Provision for credit losses	4,220	45
Minority interests	3,267	1,275
Equity in losses (earnings) of unconsolidated entities	1,373	(8,939)
Distributions from unconsolidated entities	8,658	7,852
Loss on sales of loans	18,530	−
Gain on sales of assets	(2,033)	(5,307)
Deferred income tax benefit	735	(3,603)
Non-cash compensation on long-term incentive plans	2,388	1,316
Non-cash compensation issued	62	1,174
Non-cash compensation received	356	(1,396)
Decrease (increase) in commercial finance investments	31,876	(92,246)
Changes in operating assets and liabilities	(36,948)	(5,211)
Net cash provided by (used in) operating activities of continuing operations	27,148	(92,894)
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(5,549)	(1,494)
Payments received on real estate loans and real estate	8,104	8,401
Investments in real estate	(4,074)	(10,163)
Purchase of investments	(239,551)	(9,881)
Proceeds from sale of investments	5,215	4,694
Principal payments received on loans	6,126	−
Net cash paid for acquisitions	(8,022)	−
Increase in other assets	(3,795)	(1,775)
Net cash used in investing activities of continuing operations	(241,546)	(10,218)
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in borrowings	616,335	356,944
Principal payments on borrowings	(385,314)	(262,651)
Minority interest contributions	315	−
Minority interest distributions	(1,243)	(968)
Dividends paid	(2,447)	(2,287)
Increase in restricted cash	(16,229)	(8,969)
Proceeds from issuance of stock	182	927
Purchase of treasury stock	(237)	−
Tax benefit from the exercise of stock options	−	1,887
Net cash provided by financing activities of continuing operations	211,362	84,883
CASH FLOWS FROM DISCONTINUED OPERATIONS:
Operating activities	3	(49)
Financing activities	−	(1,145)
Net cash provided by (used in) discontinued operations	3	(1,194)
Decrease in cash	(3,033)	(19,423)
Cash at beginning of period	14,624	37,622
Cash at end of period	$11,591	$18,199

This press release contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America (“GAAP”).  The Company’s management uses this non-GAAP measure in its analysis of the exclusion of certain adjustments recorded in the Company’s six months ended March 31, 2008.  Management believes the presentation of this financial measure excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the financial results of the Company.  This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

SCHEDULE I

RECONCILIATION OF GAAP INCOME (LOSS) FROM CONTINUING OPERATIONS
TO ADJUSTED INCOME FROM CONTINUING OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	March 31,		March 31,
	2008	2007	2008	2007
		(restated)		(restated)
Income (loss) from continuing operations − GAAP	$1,980	$5,877	$(8,985)	$10,481
Adjustments, net of tax:
Resource residential start-up costs	−	−	349	−
Impairment charge on CDO investments	84	−	735	−
(Recovery) loss on sales of loans	(342)	−	11,390	−
Partnership mark-to-market impact	651	−	4,920	−
RCC incentive stock	950	−	950	−
Tax rate normalization	1,134	−	−	−
Adjusted income from continuing operations (1)	$4,457	$5,877	$9,359	$10,481

Weighted average diluted shares outstanding (2)	18,576	19,027	18,608	19,074

Adjusted income from continuing operations per share-diluted	$0.24	$0.31	$0.50	$0.55

(1)
During the six months ended March 31, 2008, in connection with substantial volatility and reduction in liquidity in the global credit markets, the Company recorded several significant adjustments.  For comparability purposes, the Company is presenting adjusted income from continuing operations because it facilitates the evaluation of the Company without the effect of these adjustments.  Adjusted income from continuing operations should not be considered as an alternative to income (loss) from continuing operations (computed in accordance with GAAP).  Instead, adjusted income from continuing operations should be reviewed in connection with income (loss) from continuing operations in the Company’s consolidated financial statements, to help analyze how the Company’s business is performing.

(2)	Includes 1,142,000 diluted shares not used in the calculation of loss from continuing operations per share-diluted for the six months ended March 31, 2008.

SCHEDULE II
RECONCILIATION OF NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES OF CONTINUING OPERATIONS TO
NET CASH PROVIDED BY OPERATING ACTIVITIES OF CONTINUING OPERATIONS AS ADJUSTED

Net cash provided by operating activities of continuing operations as adjusted was $35.2 million for the six months ended March 31, 2008, an increase of $24.3 million as compared to net cash provided by operating activities of $10.8 million in the six months ended March 31, 2007.  The following reconciles net cash provided by (used in) operating activities of continuing operations to net cash provided by operating activities of continuing operations as adjusted (in thousands):

	Six Months Ended
	March 31,
	2008	2007
		(restated)
Net cash provided by (used in) operating activities of continuing operations	$27,148	$(92,894)

Adjustments:
(Decrease) increase in commercial finance investments	(31,876)	92,246
Changes in operating assets and liabilities	36,948	5,211
Proceeds from sales of investments	2,933	6,268
Net cash provided by operating activities of continuing operations s adjusted	$35,153	$10,831

SCHEDULE III

RECONCILIATION OF GAAP STOCKHOLDERS’ EQUITY TO ADJUSTED BOOK VALUE
(in thousands, except per share data)
(unaudited)

As of March 31, 2008
Stockholders’ equity - GAAP	$156,141
Add:
Unrealized losses – NetBank interest rate swap contracts	5,480
Appreciation in investment in Resource Capital Corp	1,958
Adjusted book value	$163,579
Shares outstanding	$17,525
Adjusted book value per share	$9.33

SCHEDULE IV

RESTATED CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)
(unaudited)

The following sets forth the effect of the restatement on the applicable line items in the Company’s consolidated balance sheet as of September 30, 2007 (unaudited):

	2007	Restatement Adjustments		2007
	(as filed)			(restated)
ASSETS
Cash	$14,624	$	−	$14,624
Restricted cash	19,340			19,340
Receivables	21,255			21,255
Receivables from managed entities	20,177			20,177
Loans sold, not settled	152,706			152,706
Loans held for investment, net	285,928			285,928
Investments in commercial finance, net	243,391			243,391
Investments in real estate, net	49,041			49,041
Investment securities available-for-sale	51,777			51,777
Investments in unconsolidated entities	36,777		2,565	39,342
Property and equipment, net	12,286			12,286
Deferred income taxes	30,995		(1,118)	29,877
Goodwill	7,941			7,941
Intangible assets, net	4,774			4,774
Other assets	18,664			18,664
Total assets	$969,676		$1,447	$971,123

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable, accrued expenses and other liabilities	$60,546	$	−	$60,546
Payables to managed entities	1,163			1,163
Borrowings	706,372			706,372
Deferred income tax liabilities	11,124			11,124
Minority interests	6,571			6,571
Total liabilities	785,776		−	785,776

Commitments and contingencies	−		−	−

Stockholders’ equity:
Preferred stock, $1.00 par value, 1,000,000 shares authorized; none outstanding	-		-	-
Common stock, $.01 par value, 49,000,000 shares authorized; 26,986,975 shares issued (including unvested restricted stock of 199,708)	268			268
Additional paid-in capital	264,747			264,747
Retained earnings	25,724		1,447	27,171
Treasury stock, at cost; 9,369,960 shares	(102,014)			(102,014)
ESOP loan receivable	(223)			(223)
Accumulated other comprehensive loss	(4,602)			(4,602)
Total stockholders’ equity	183,900		1,447	185,347
	$969,676		$1,447	$971,123

SCHEDULE V

RESTATED CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except per share data)
(unaudited)

The following sets forth the effect of the restatement on the applicable line items in the Company’s consolidated statement of operations for the three months ended March 31, 2007:

	2007	Restatement Adjustments		2007
	(as filed)			(restated)
REVENUES
Commercial finance	$8,564	$	−	$8,564
Financial fund management	16,030		774	16,804
Real estate	7,008			7,008
	31,602		774	32,376
COSTS AND EXPENSES
Commercial finance	4,560			4,560
Financial fund management	5,401			5,401
Real estate	3,195			3,195
General and administrative	2,754			2,754
Depreciation and amortization	719			719
	16,629		−	16,629
OPERATING INCOME	14,973		774	15,747

Interest expense	(7,694)			(7,694)
Minority interests	(715)			(715)
Other income, net	1,811			1,811
	(6,598)		−	(6,598)
Income from continuing operations before taxes	8,375		774	9,149
Provision for income taxes	2,955		317	3,272
Income from continuing operations	5,420		457	5,877
Loss from discontinued operations, net of tax	(37)		−	(37)
NET INCOME	$5,383		$457	$5,840
Basic earnings per common share:
Continuing operations	$0.31		$0.03	$0.34
Discontinued operations	−		−	−
Net income	$0.31		$0.03	$0.34
Weighted average shares outstanding	17,242		17,242	17,242
Diluted earnings per common share:
Continuing operations	$0.29		$0.02	$0.31
Discontinued operations	−		−	−
Net income	$0.29		$0.02	$0.31
Weighted average shares outstanding	19,027		19,027	19,027

Dividends declared per common share	$0.07			$0.07

SCHEDULE VI

RESTATED CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except per share data)
(unaudited)

The following sets forth the effect of the restatement on the applicable line items in the Company’s consolidated statement of operations for the six months ended March 31, 2007:

	2007	Restatement Adjustments		2007
	(as filed)			(restated)
REVENUES
Commercial finance	$15,653	$	−	$15,653
Financial fund management	28,417		1,013	29,430
Real estate	11,572			11,572
	55,642		1,013	56,655
COSTS AND EXPENSES
Commercial finance	8,191			8,191
Financial fund management	9,953			9,953
Real estate	6,208			6,208
General and administrative	5,543			5,543
Provision for credit losses	45			45
Depreciation and amortization	1,428			1,428
	31,368		−	31,368
OPERATING INCOME	24,274		1,013	25,287

Interest expense	(12,285)			(12,285)
Minority interests	(1,275)			(1,275)
Other income, net	4,339			4,339
	(9,221)		−	(9,221)
Income from continuing operations before taxes	15,053		1,013	16,066
Provision for income taxes	5,165		420	5,585
Income from continuing operations	9,888		593	10,481
Loss from discontinued operations, net of tax	(56)		−	(56)
NET INCOME	$9,832		$593	$10,425
Basic earnings per common share:
Continuing operations	$0.57		$0.03	$0.60
Discontinued operations	−		−	−
Net income	$0.57		$0.03	$0.60
Weighted average shares outstanding	17,267		17,267	17,267
Diluted earnings per common share:
Continuing operations	$0.52		$0.03	$0.55
Discontinued operations	−		−	−
Net income	$0.52		$0.03	$0.55
Weighted average shares outstanding	19,074		19,074	19,074

Dividends declared per common share	$0.13			$0.13

SCHEDULE VII

RESTATED CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands, except per share data)
(unaudited)

The following sets forth the effect of the restatement on the applicable line items in the Company’s consolidated statement of cash flows for the six months ended March 31, 2007:

	2007	Restatement Adjustments		2007
	(as filed)			(restated)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$9,832		$593	$10,425
Adjustments to reconcile net income to net cash used in operating activities, net of acquisitions:
Depreciation and amortization	1,721			1,721
Provision for credit losses	−		45	45
Equity in earnings of unconsolidated entities	(7,926)		(1,013)	(8,939)
Minority interests	1,275			1,275
Distributions from unconsolidated entities	7,852			7,852
Gains on sales of assets	(5,307)			(5,307)
Deferred income tax benefit	(4,023)		420	(3,603)
Non-cash compensation on long-term incentive plans	1,316			1,316
Non-cash compensation issued	1,174			1,174
Non-cash compensation received	(1,396)			(1,396)
Decrease in commercial finance investments	(92,246)			(92,246)
Changes in operating assets and liabilities	(5,166)		(45)	(5,211)
Net cash used in operating activities of continuing operations	(92,894)	$	−	(92,894)